                                                                   EXHIBIT 17(B)


                                                                PRELIMINARY COPY
                                                                ----------------

                             EXCELSIOR FUNDS, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF EXCELSIOR FUNDS, INC. ("EXCELSIOR") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF UNITED STATES TRUST COMPANY OF NEW YORK, 114 WEST 47TH STREET, NEW YORK, NEW YORK 10036, ON AUGUST 18, 1997 AT 10:00 A.M. (EASTERN TIME).

     THE UNDERSIGNED HEREBY APPOINTS _________________________, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF COMMON STOCK IN THE BELOW REFERENCED FUND HELD OF RECORD BY THE UNDERSIGNED ON JUNE 2, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

     EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON (EXCEPT THAT IF YOU VOTE ON A PROPOSAL REGARDING A FUND OR SHARE CLASS WHICH YOU ARE NOT A SHAREHOLDER, SUCH VOTE WILL NOT BE COUNTED) AND, IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE
PROPOSALS.



TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.
_________________________________________________________________
(DETACH HERE AND RETURN THIS PORTION ONLY)


                  AGING OF AMERICA FUND (RETAIL SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   1.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S AGING OF AMERICA FUND ("TRANSFEROR
                              FUND") TO EXCELSIOR'S EQUITY FUND ("SURVIVING
                              FUND") IN EXCHANGE FOR RETAIL SHARES OF THE
                              SURVIVING FUND, AND A LIQUIDATING DISTRIBUTION OF
                              SUCH SHARES TO HOLDERS OF RETAIL SHARES OF THE
                              TRANSFEROR FUND.


               PRODUCTIVITY ENHANCERS FUND (RETAIL SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   2.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S PRODUCTIVITY ENHANCERS FUND
                              ("TRANSFEROR FUND") TO EXCELSIOR'S EQUITY FUND
                              ("SURVIVING FUND") IN EXCHANGE FOR RETAIL SHARES
                              OF THE SURVIVING FUND, AND A LIQUIDATING
                              DISTRIBUTION OF SUCH SHARES TO HOLDERS OF RETAIL
                              SHARES OF THE TRANSFEROR FUND.


          COMMUNICATION AND ENTERTAINMENT FUND (RETAIL SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]      [ ]    3.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S COMMUNICATION AND ENTERTAINMENT
                              FUND ("TRANSFEROR FUND") TO EXCELSIOR'S EQUITY
                              FUND ("SURVIVING FUND") IN EXCHANGE FOR RETAIL
                              SHARES OF THE SURVIVING FUND, AND A LIQUIDATING
                              DISTRIBUTION OF SUCH SHARES TO HOLDERS OF RETAIL
                              SHARES OF THE TRANSFEROR FUND.


                 GLOBAL COMPETITORS FUND (RETAIL SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   4.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S GLOBAL COMPETITORS FUND
                              ("TRANSFEROR FUND") TO EXCELSIOR'S EQUITY FUND
                              ("SURVIVING FUND") IN EXCHANGE FOR RETAIL SHARES
                              OF THE SURVIVING FUND, AND A LIQUIDATING
                              DISTRIBUTION OF SUCH SHARES TO HOLDERS OF RETAIL
                              SHARES OF THE TRANSFEROR FUND.


   ENVIRONMENTALLY-RELATED PRODUCTS AND SERVICES FUND (RETAIL SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   5.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S ENVIRONMENTALLY-RELATED PRODUCTS
                              AND SERVICES FUND ("TRANSFEROR FUND") TO
                              EXCELSIOR'S EQUITY FUND ("SURVIVING FUND") IN
                              EXCHANGE FOR RETAIL SHARES OF THE SURVIVING FUND,
                              AND A LIQUIDATING DISTRIBUTION OF SUCH SHARES TO
                              HOLDERS OF RETAIL SHARES OF THE TRANSFEROR FUND.


                  AGING OF AMERICA FUND (TRUST SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   6.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S AGING OF AMERICA FUND ("TRANSFEROR
                              FUND") TO EXCELSIOR'S EQUITY FUND ("SURVIVING
                              FUND") IN EXCHANGE FOR TRUST SHARES OF THE
                              SURVIVING FUND, AND A LIQUIDATING DISTRIBUTION OF
                              SUCH SHARES TO HOLDERS OF TRUST SHARES OF THE
                              TRANSFEROR FUND.

           COMMUNICATION AND ENTERTAINMENT FUND (TRUST SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   7.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S COMMUNICATION AND ENTERTAINMENT
                              FUND ("TRANSFEROR FUND") TO EXCELSIOR'S EQUITY
                              FUND ("SURVIVING FUND") IN EXCHANGE FOR TRUST
                              SHARES OF THE SURVIVING FUND, AND A LIQUIDATING
                              DISTRIBUTION OF SUCH SHARES TO HOLDERS OF TRUST
                              SHARES OF THE TRANSFEROR FUND.


                 GLOBAL COMPETITORS FUND (TRUST SHARES) ONLY


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   8.   PROPOSAL TO APPROVE THE PLAN OF REORGANIZATION AND
                              THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING
                              THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES
                              OF EXCELSIOR'S GLOBAL COMPETITORS FUND
                              ("TRANSFEROR FUND") TO EXCELSIOR'S EQUITY FUND
                              ("SURVIVING FUND") IN EXCHANGE FOR TRUST SHARES OF
                              THE SURVIVING FUND, AND A LIQUIDATING DISTRIBUTION
                              OF SUCH SHARES TO HOLDERS OF TRUST SHARES OF THE
                              TRANSFEROR FUND.


                    LONG-TERM SUPPLY OF ENERGY FUND (ONLY)


VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]   9.   PROPOSAL
                              (a)  TO APPROVE A CHANGE TO THE FUND'S SUB-
                                   CLASSIFICATION FROM DIVERSIFIED TO NON-
                                   DIVERSIFIED, AND TO ELIMINATE A RELATED
                                   INVESTMENT LIMITATION.

                              PROPOSAL
FOR    AGAINST   ABSTAIN      (b)  TO APPROVE A CHANGE TO THE FUND'S FUNDAMENTAL
[ ]      [ ]       [ ]             INVESTMENT POLICIES TO PERMIT THE FUND TO
                                   INVEST IN PRECIOUS METAL BULLION AND COINS.

                              PROPOSAL
FOR    AGAINST   ABSTAIN      (c)  TO ADOPT A FUNDAMENTAL INVESTMENT POLICY THAT
[ ]      [ ]       [ ]             WILL ALLOW THE FUND TO INVEST MORE THAN 25%
                                   OF THE VALUE OF ITS TOTAL ASSETS IN COMPANIES
                                   IN THE ENERGY AND OTHER NATURAL RESOURCES
                                   INDUSTRIES.


                        10. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

     PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



     ________________________
     SIGNATURE           DATE



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